UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2009

Item 1. Report to Stockholders.

Counterpoint Select Fund

Semi-Annual Report

For the Six Months Ended
December 31, 2009

COUNTERPOINT SELECT FUND (CPFSX)

Review and Outlook
For the Six Months Ending December 31, 2009

Dear fellow investors and friends:

The last six months of 2009 saw a continuation of the market rally that began in early March. The move up off the bottom has been most impressive, resulting in six month, full year, and three year annualized returns for the S&P 500 of 22.59%, 26.46% and -5.63% respectively.  This compares with returns for the Counterpoint Select Fund (the “Fund”) of 12.06%, 22.39% and -1.71% for the same periods.

Counterpoint Select Fund Performance
As of December 31, 2009
					Since Inception
	3	6		3 Years	(11/30/06)
	Months	Months	1 Year	(Annualized)	(Annualized)
Counterpoint
Select Fund	2.76%	12.06%	22.39%	-1.71%	-1.65%
S&P 500 Index	6.04%	22.59%	26.46%	-5.63%	-5.05%

Net Expense Ratio: *	1.21% (with Expense Cap)
Gross Expense Ratio:	3.35% (w/o Expense Cap)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-866-544-2737. The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10%.  The contract’s term is through October 28, 2010 and indefinitely thereafter and may be terminated only by the Board of Directors. The net expense ratio of 1.21% above includes 0.11% of Acquired Fund Fees and Expenses. Acquired Fund Fees & Expenses are the expenses indirectly incurred by the Fund by investing its cash in unaffiliated money market funds. These expenses are not used to calculate the Fund’s net asset value. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Although the rally has been broad based, stocks of higher quality companies have underperformed lower quality companies since March. As investors breathed a sigh of relief that a second Great Depression has likely been avoided, stocks of companies most at risk of failing recovered admirably. We however, feel that risks still exist in the U.S. economy and around the world which

COUNTERPOINT SELECT FUND

continue to warrant a somewhat defensive posture with the Fund and so we continue to build the portfolio with stocks of very high quality companies.

Brief look at the economy:

This focus on larger capitalization and higher quality companies, as well as a more defensive overall positioning, including hedges and higher levels of cash, helped the Fund during the fourth quarter of 2008 and first quarter of 2009, but led to the Fund’s underperformance over the last six months. In particular, we entered this six month period underweight technology, financials and consumer discretionary which all outperformed the S&P 500 during the early part of this timeframe. We have been and remain concerned about the health of the U.S. consumer which is overborrowed and underemployed. And, although stocks that benefit most from a consumer-driven recovery performed well we continue to believe that they are not the most attractive areas to be allocating money. Additionally, our selection of companies with the strongest balance sheets and which suffered the least turmoil during the crisis in 2008 also detracted from relative performance as these companies underperformed the most troubled companies within these sectors.

As we discuss in more detail below, our concern for the economies of both the U.S. and around the world keep us allocated somewhat conservatively. We maintain an overweighted allocation to more defensive sectors such as healthcare and telecommunications (which also offer highly attractive dividend yields). Combined with this, we do have our highest weighting in the technology space. These companies have large cash holdings and benefit from global demand (particularly from the stronger growing Asian economies).

We believe that valuations have sufficiently risen from their low levels and that earnings have somewhat normalized for many companies. Therefore, we do not expect lower quality, lower priced stocks to continue their outperformance going forward as their recoveries have largely been priced into the stocks. Future performance will depend more on them demonstrating strong business performance. They have benefited from a bounce off the bottom and a “not going out of business” rally. We believe this has mostly played out and investors will make a return to higher quality business models of companies in which we hold our investments. However, if investors continue to gravitate toward turnaround companies rather than Fundamentally sound businesses, the Fund will likely underperform the market. Although the Fund may underperform in a strong market rally, we continue to position it so that it will participate in these rallies yet preserve capital in a downturn. We feel this is the best strategy given the risks in the current economic environment.

COUNTERPOINT SELECT FUND

As we have written about over the past two years, the U.S. economy faces many obstacles as it struggles to gain traction and return to growth. Total consumer household debt is equal to about 100% of GDP and the Federal deficit is projected to be $1.3 trillion in 2010 alone. The challenge of reducing this deficit requires many tough decisions including potential tax increases down the road. We speak more about this in our companion investment commentary entitled “Exit Strategies?”. which is available on our website at www.thecounterpointfunds.com.

Despite the many challenges facing the economy, we see multiple encouraging signs of improvement. Employment figures, although still negative, appear to be on the verge of finally turning positive. Manufacturing activity has picked up and inventory levels are rising again as well. The housing market is still fragile but it also shows signs of stabilization. These factors, along with the rally in the stock market, have led to increased consumer confidence. The Fed continues to keep interest rates low and the nearly $800 billion stimulus plan signed early in 2009 will see the bulk of its money spent in 2010. This should lead to job growth.

The year 2010 will be an important one for the U.S. economy. Many of the emergency programs implemented by the Fed and Treasury Department will begin winding down as the year progresses and it is imperative that the economy begins to grow on its own without this government aid. It will also be important for our elected officials to avoid creating an environment that is not conducive to, or worse hinders, growth as this could derail our still fragile situation.

Our many years of investing have taught us that the first rule of making money is to keep what you have. We are significant investors in the fund and take capital preservation very seriously, for ourselves and our fellow shareholders. We will invest where we see good potential for return relative to the risk of loss and we will step aside and hold cash when we do not.

Portfolio Commentary:

So, we begin the year with optimism but are not taking our eyes off the serious problems that could sidetrack a recovery. We continue to follow the strategy we laid out in early 2009 in our “12 Guiding Ideas for Investing” and to focus on good companies that are financially strong, and have solid franchises. Most of these companies hold large cash balances that can be used opportunistically for growth, acquisitions, stock buybacks, dividends or any combination of those.

In the technology space we are seeing the datawave trend building momentum with a rash of new smart devices introduced in late 2009 and early

COUNTERPOINT SELECT FUND

2010. The competition to deliver high-speed data-capable phones has intensified which should benefit enablers of these technologies. In this area we have an investment in Qualcomm (QCOM) which provides chipsets to the handset manufacturers. We also hold Cisco (CSCO) which supplies equipment to build out the network infrastructure. Google (GOOG) is the dominant search engine online and they should benefit as more searches are done through mobile phones. In addition, they provide the Android operating system which is rapidly gaining market share on smart cell phones. Apple (AAPL) has the best selling smart phone in the world and their computer and ipod businesses continue performing quite well.

Our other technology holdings are centered around the pent-up demand that exists in the enterprise space. During the severe downturn in 2008 and 2009, businesses delayed technology purchases. As the economy recovers, businesses are expected to resume spending on computer hardware and software as these investments improve productivity and provide a solid return on investment. Our holdings in Oracle (ORCL) and EMC (EMC) should benefit from these trends. In addition, Microsoft (MSFT) recently launched Windows 7 which gained favorable reviews and is becoming the viable successor to the more than decade old Windows XP operating system that still prevails in most enterprises. This should lead to an upgrade cycle as businesses migrate from older operating systems to Windows 7.

Our second largest holdings are in the financial sector however our focus is primarily on companies that can benefit greatest from the forced deleveraging taking place. We call these our “brains and bucks” stocks—companies with strong intellectual capital and the financial strength to opportunistically acquire assets. Berkshire Hathaway (BRKB), The Blackstone Group (BX) and Goldman Sachs (GS) exemplify this idea. We have also made investments in financial companies that are currently earning far below what we believe to be their true earnings potential. If we are correct in our analysis, companies such as Ace Ltd (ACE), Bank of America (BAC) and Affiliated Managers Group (AMG) represent good value.

The other large sector weighting is in the Health Care space which has been under a cloud of worry for several years. Most major pharmaceutical companies have shrinking pipelines of new drugs at the same time as their existing products are coming off patent. Further exacerbating their situation is the pressure to reform the entire health care industry. This has pushed down the price of many health care stocks. Meanwhile, the pharma companies are restructuring their business, cutting expenses and merging or acquiring new products. We believe these companies are undervalued relative to their earnings power and prospects.

COUNTERPOINT SELECT FUND

Our holdings include Pfizer (PFE) and Amgen (AMGN). Second, we own shares in the largest generic pharmaceutical manufacturer Teva Pharmaceutical Industries (TEVA) which should benefit as blockbuster drugs come off patent. In addition, we continue to hold a position in Cerner (CERN) which is a leading provider of health care information technology which makes software to help manage hospital operations, patient data, financials and hospitals’ pharmaceutical operations. This is an integral area of health care reform as it enables better patient safety and portability of information. It also is benefiting from the Federal stimulus program enacted in 2009 which allocates substantial funds to encourage hospital investments.

The remainder of the portfolio remains in a variety of fairly defensive, dividend yielding names such as Coca-Cola (KO), McDonald’s (MCD), Verizon (VZ) and Wal-Mart (WMT).

The portfolio will maintain a balance of growth and value emphasizing equal parts capital preservation with opportunistic appreciation potential. Through many years of investing we have learned that the best way to make money is to first preserve what you have. This philosophy was quite apparent through the downturn in 2008 and subsequent partial-recovery of 2009. Because of the compounding nature of investment returns, larger holes are far more difficult to dig out of than smaller ones. There will be bumps along the road to recovery and we intend to remain responsive to the changing climate. We expect turnover to remain a bit high.

As always, we continue to invest with a very focused, if slightly unconventional approach: think for ourselves; seek good companies with strong franchises that offer good value relative to their potential; concentrate our capital in relatively few of these investments so that we can focus our efforts to make our insights count; and invest client assets as if they were our own, since we are also investors in the fund.

On behalf of everyone at Jurika, Mills & Keifer we want to thank you for your ongoing trust and your investment with us.  As always we welcome your questions and comments. They may be directed to contact@jmkadvisors.com.

Jurika, Mills & Keifer, LLC

COUNTERPOINT SELECT FUND

Important Disclosures

Opinions expressed are those of Jurika, Mills & Keifer, LLC and are subject to change, are not guaranteed and are not recommendations to buy or sell any security.

The Counterpoint Select Fund’s investment objectives, risks, charges, expenses should be considered carefully before making any investment. The Fund’s prospectus contains this and other important information about the investment company and may be obtained by calling 866-544-2737 or from the Fund’s website at www.thecounterpointfunds.com. Please read it carefully before investing.

Mutual fund investing involves risk; principal loss is possible. The Fund may concentrate its assets in fewer holdings, which may expose it to increased individual stock volatility. The Fund may invest in smaller companies that involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund may invest in foreign securities which involve greater volatility and political and economic and currency risks and differences in accounting methods. The Fund may also use options and futures contracts that have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete listing of Fund holdings. Current and future holdings are subject to risk.

COUNTERPOINT SELECT FUND

SECTOR ALLOCATION at December 31, 2009 (Unaudited)

Sector Allocation	Percent of Net Assets

Information	20.4%
Finance & Insurance	19.1%
Technology Manufacturing	15.0%
Chemical Manufacturing	14.7%
Diversified Manufacturing	9.7%
Mining, Oil & Gas Extraction	6.2%
Accommodation & Food Services	4.6%
Retail Trade	4.6%
Money Market Fund	1.0%
Investment Company	0.3%
Other Assets in Excess of Liabilities	4.4%
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended December 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 - 12/31/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not

COUNTERPOINT SELECT FUND

EXPENSE EXAMPLE For the Six Months Ended December 31, 2009 (Unaudited) (Continued)

included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in the example, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/09	12/31/09	7/1/09 – 12/31/09*
Actual	$1,000	$1,121	$5.88
Hypothetical (5% return
before expenses)	$1,000	$1,020	$5.60

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

COUNTERPOINT SELECT FUND

SCHEDULE OF INVESTMENTS at December 31, 2009 (Unaudited)

Shares		Value

COMMON STOCKS: 88.7%

Beverage & Tobacco Products: 4.2%
6,000	The Coca Cola Co.	$342,000

Chemical Manufacturing: 13.3%
6,000	Amgen, Inc. (a)	339,420
4,600	Johnson & Johnson	296,286
8,000	Teva Pharmaceutical
	Industries Ltd. - ADR	449,440
		1,085,146
Computer & Electronic
Products: 14.3%
1,750	Apple, Inc. (a)	369,005
14,000	Cisco Systems, Inc. (a)	335,160
10,000	QUALCOMM, Inc.	462,600
		1,166,765
Electrical, Appliance &
Components: 3.5%
15,000	ABB Ltd. - ADR	286,500

Food Services: 4.6%
6,000	McDonalds Corp.	374,640

General Merchandise Stores: 4.6%
7,000	Wal-Mart Stores, Inc.	374,150

Insurance Carriers: 8.7%
5,000	ACE Ltd.	252,000
140	Berkshire Hathaway, Inc -
	Class B (a)	460,040
		712,040

Capital Markets: 8.9%
5,000	Affiliated Managers
	Group, Inc. (a)	336,750
2,300	Goldman Sachs
	Group, Inc.	388,332
		725,082

Mining: 2.9%
3,000	Freeport-McMoRan
	Copper & Gold, Inc. (a)	240,870

Information Services: 3.8%
500	Google, Inc. (a)	309,990

Professional, Scientific & Technical
Services: 2.5%
2,500	Cerner Corp. (a)	206,100

Publishing Industries: 8.1%
13,500	Microsoft Corp.	411,615
10,000	Oracle Corp.	245,400
		657,015
Oil & Gas Services: 3.2%
4,000	Schlumberger Ltd.	260,360

Telecommunications: 6.1%
15,000	Verizon
	Communications, Inc.	496,950

TOTAL COMMON STOCKS
(Cost $6,195,548)		7,237,608

Contracts
(100 shares per contract)

CALL OPTIONS PURCHASED: 5.9%

Chemical Manufacturing: 1.4%
80	Gilead Sciences, Inc.
	Expiration: February,
	2010, Exercise
	Price: $43.00	16,400
250	Pfizer, Inc.
	Expiration: January,
	2011, Exercise
	Price: $15.00	97,500
		113,900
Computer & Electronic Products: 0.7%
80	Cisco Systems, Inc.
	Expiration: January,
	2010, Exercise
	Price: $24.00	3,600
200	EMC Corp.
	Expiration: January,
	2010, Exercise
	Price: $16.00	32,200
50	QUALCOMM, Inc.
	Expiration: April, 2010,
	Exercise Price: $45.00	16,950
		52,750

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND
SCHEDULE OF INVESTMENTS at December 31, 2009 (Unaudited) (Continued)

Contracts
(100 shares per contract)		Value

CALL OPTIONS PURCHASED: 5.9% (Continued)

Credit Intermediation: 0.7%
500	Bank of America Corp.
	Expiration: January,
	2010, Exercise
	Price: $16.00	$6,000
200	Bank of America Corp.
	Expiration: January,
	2011, Exercise
	Price: $15.00	54,000
		60,000
Diversified Financials: 0.7%
200	The Blackstone Group L.P.
	Expiration: January,
	2010, Exercise
	Price: $15.00	1,000
300	The Blackstone Group L.P.
	Expiration: March, 2010,
	Exercise Price: $12.00	57,000
		58,000
General Manufacturing: 2.0%
300	General Electric Co.
	Expiration: January,
	2011, Exercise
	Price: $10.00	165,000

Investment Companies: 0.3%
400	PowerShares DB US
	Dollar Bullish Fund - ETF
	Expiration: March, 2010,
	Exercise Price: $23.00	22,000
50	SPDR Gold Shares - ETF
	Expiration: January,
	2010, Exercise
	Price: $110.00	4,100
		26,100
Mining: 0.1%
30	Freeport-McMoRan
	Copper & Gold, Inc.
	Expiration: January,
	2010, Exercise
	Price: $80.00	7,350
TOTAL CALL OPTIONS PURCHASED
(Cost $539,959)		483,100

Shares

SHORT-TERM INVESTMENT: 1.0%

Money Market Fund: 1.0%
80,616	Fidelity Government
	Portfolio - Institutional,
	0.077% (b)	80,616

TOTAL SHORT-TERM INVESTMENT
(Cost $80,616)		80,616
TOTAL INVESTMENTS
IN SECURITIES: 95.6%
(Cost $6,816,123)		7,801,324
Other Assets in Excess
of Liabilities: 4.4%		359,494
TOTAL NET ASSETS: 100.00%		$8,160,818

(a)	Non-income producing security.
ADR	American Depository Receipt
ETF	Exchange - Traded Fund
(b)	7-Day Yield

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2009 (Unaudited)

ASSETS
Investments in securities, at value
(cost $6,816,123) (Note 2)	$7,801,324
Receivables:
Investments securities sold	333,119
Fund shares sold	90,910
Dividends and interest	7,737
Due from advisor, net	4,630
Prepaid expenses	q29,063
Total assets	8,266,783

LIABILITIES
Payables:
Investment securities purchased	64,696
Administration fees	2,629
Custody fees	2,368
Fund accounting fees	5,580
Transfer agent fees	8,533
Chief Compliance Officer fees	1,892
Other accrued expenses	20,267
Total liabilities	105,965

NET ASSETS	$8,160,818

Net asset value, offering price and redemption price per share
($8,160,818/882,748 shares outstanding; unlimited number
of shares authorized without par value)	$9.24

COMPONENTS OF NET ASSETS
Paid-in capital	$9,190,621
Accumulated net investment loss	(455)
Accumulated net realized loss on investments and options	(2,014,549)
Net unrealized appreciation on investments	1,042,060
Net unrealized depreciation on options	(56,859)
Net assets	$8,160,818

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 2009 (Unaudited)

INVESTMENT INCOME
Dividends (net of $1,438 foreign withholding tax)	$63,224
Interest	607
Total investment income	63,831

EXPENSES (NOTE 3)
Investment advisory fees	37,037
Administration fees	15,123
Fund accounting fees	12,858
Transfer agent fees	14,892
Audit fees	9,705
Registration fees	5,735
Custody fees	4,762
Chief Compliance Officer fees	3,767
Miscellaneous expenses	5,243
Reports to shareholders	4,355
Legal fees	5,316
Trustee fees	3,533
Insurance expense	552
Total expenses	122,878
Less: fees waived	(79,993)
Net expenses	42,885
Net investment income	20,946

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	90,603
Net realized gain on options written	5,266
Change in net unrealized appreciation on investments	653,145
Change in net unrealized appreciation on options	87,858
Net realized and unrealized gain on investments	836,872
Net increase in net assets
resulting from operations	$857,818

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$20,946	$40,596
Net realized gain (loss) on
investments and options	90,603	(831,070)
Net realized gain on written options	5,266	—
Change in net unrealized appreciation
on investments	653,145	603,268
Change in net unrealized
appreciation (depreciation) on options	87,858	(129,577)
Net increase (decrease) in net assets
resulting from operations	857,818	(316,783)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(34,854)	(58,251)
	(34,854)	(58,251)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change in
outstanding shares (a) (b)	227,314	(348,177)
Total increase (decrease)
in net assets	1,050,278	(723,211)

NET ASSETS
Beginning of period/year	7,110,540	7,833,751
End of period/year	$8,160,818	$7,110,540
Accumulated net
investment income (loss)	$(455)	$13,453

(a)Summary of capital share transactions is as follows:

	Six Months Ended
	December 31, 2009		Year Ended
	(Unaudited)		June 30, 2009
	Shares	Value	Shares	Value
Shares sold	77,959	$693,290	236,764	$1,835,467
Shares issued in
reinvestment of distributions	3,176	29,597	6,564	49,888
Shares redeemed (b)	(56,390)	(495,573)	(290,454)	(2,233,532)
Net increase (decrease)	24,745	$227,314	(47,126)	$(348,177)

(b)Net of redemption fees of $0 and $600, respectively.

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period/year

	Six Months Ending				Period Ended
	December 31, 2009		Year Ended June 30,		June 30,
	(Unaudited)		2009	2008	2007*
Net asset value, beginning
of period/year	$8.29		$8.65	$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.02		0.05	0.06	0.04
Net realized and
unrealized gain (loss)
on investments	0.97		(0.35)	(2.04)	0.72
Total from
investment operations	1.00		(0.30)	(1.98)	0.76

LESS DISTRIBUTIONS
From net investment income	(0.04)		(0.06)	(0.05)	(0.02)
From net realized gain	—		—	(0.07)	—
Paid-in capital from
redemption fees (Note 2)	—		— **	0.01	—
Net asset value,
end of period/year	$9.24		$8.29	$8.65	$10.74
Total return	12.06	%^	(3.36)%	(18.52)%	7.64	%^

RATIO/SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$8.2		$7.1	$7.8	$6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	3.15	%+	3.24%	2.78%	5.50	%+
After fees waived and
expenses absorbed	1.10	%+	1.10%	1.10%	1.10	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.51	)%+	(1.53)%	(1.02)%	(3.67	)%+
After fees waived and
expenses absorbed	0.54	%+	0.61%	0.66%	0.73	%+
Portfolio turnover rate	53	%^	580%	221%	8	%^

*	Fund commenced operations on November 30, 2006.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Counterpoint Select Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on November 30, 2006.

The investment objective of the Fund is to seek long-term capital appreciation by investing in a limited number of companies that the advisor believes to be undervalued relative to their inherent quality and potential.  The Fund seeks to achieve its objective primarily by making equity investments in a limited number of mid- to large-capitalization U.S. public companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2009, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Accommodation &
Food Services	$374,640	$—	$—	$374,640
Chemical Manufacturing	1,085,146	—	—	1,085,146
Diversified Manufacturing	628,500	—	—	628,500
Finance & Insurance	1,437,122	—	—	1,437,122
Information	1,670,055	—	—	1,670,055
Mining, Oil & Gas Extraction	501,230	—	—	501,230
Retail Trade	374,150	—	—	374,150
Technology Manufacturing	1,166,765	—	—	1,166,765
Total Equity	7,237,608	—	—	7,237,608
Call Options Purchased	483,100	—	—	483,100
Short-Term Investment	80,616	—	—	80,616
Total Investments in Securities	$7,801,324	$—	$—	$7,801,324

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund makes investments in equity contracts as a substitute for a comparable market position in an underlying security or market segment, in an attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  As of the six months ended December 31, 2009, the Fund had 5.9% of net assets invested in equity contracts.

Balance Sheet

Fair values of Derivative Instruments as of December 31, 2009:

	Asset Derivatives as of		Liability Derivatives as of
	December 31, 2009		December 31, 2009
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts	Investments in
	securities, at value	$483,100	None	$—
Total		$483,100		$—

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the six months ended December 31, 2009:

Change in
Unrealized
	Location of	Realized	Appreciation
	Gain (Loss)	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts	Realized and	$(318,768)	$87,858
Unrealized
Gain (Loss) on
Investments
and Options

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2009 the Fund had capital loss carry forwards in the amount $1,697,758 to offset future gains, which expire in 2017.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax return.  The Fund identifies their major tax jurisdictions as U.S. Federal and Massachusetts State; however the

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncement.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

J.
Subsequent events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were available to be issued.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jurika, Mills & Keifer, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the six months ended December 31, 2009 the Fund incurred $37,037 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.10% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended December 31, 2009 the Advisor waived $79,993 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2009, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $458,463.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2010	$ 94,331
June 30, 2011	$140,987
June 30, 2012	$143,152
June 30, 2013	$ 79,993

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$30,000
$0 to $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the six months ended December 31, 2009 the Fund incurred $15,123 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2009, the Fund was allocated $3,767 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2009, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $5,734,400 and $3,767,009, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2009.

The cost basis of investments for federal income tax purposes at December 31, 2009 was as follows:

Cost of investments	$6,816,929
Gross tax unrealized appreciation	1,140,682
Gross tax unrealized depreciation	(156,287)
Net tax unrealized appreciation	$984,395

The difference between book basis and tax basis unrealized depreciation is attributed to the tax deferral of losses on wash sales.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (Unaudited) (Continued)

NOTE 5 – OPTIONS WRITTEN

Transactions in options written for the six months ended December 31, 2009, were as follows:

	Number of Contracts	Premium Amount
Balance at June 30, 2009	—	$—
Opened	40	5,266
Expired	(40)	(5,266)
Exercised	—	—
Closed	—	—
Balance at December 31, 2009	—	$—

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2009 and the year ended June 30, 2009 was as follows:

	December 31, 2009	June 30, 2009
Distributions paid from:
Ordinary income*	$34,854	$58,251
Long-term capital gain	—	—
	$34,854	$58,251

*	Short-term capital gains are considered ordinary income for tax purposes.

As of June 30, 2009, the components of the distributable earning on a tax basis were as follows:

Net tax unrealized appreciation	$243,393
Undistributed ordinary income	13,453
Undistributed long-term capital gain	—
Total distributable earnings	$13,453
Other accumulated losses	(2,109,613)
Total accumulated losses	$(1,852,767)

COUNTERPOINT SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 3 and 4, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Counterpoint Select Fund (the “Fund”) with Jurika, Mills and Kiefer, LLC (the “Advisor”), for another annual term.  At this meeting and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

COUNTERPOINT SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund, as of March 31, 2009, on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance has improved over the past year and that the Fund now ranked above the median of its peer group for the one-year period.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.10%, which the Trustees noted was in line with its peer group median, while the contractual advisory fee appeared to be much higher than that of its peer group.  The Trustees took into account the Fund’s smaller asset size and the level of the Advisor’s subsidization while considering the Fund’s expenses.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board noted that the Fund does not currently have any “soft dollar” arrangements and does not charge any 12b-1 fees.  After such review, the Board determined that the profitability

COUNTERPOINT SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisors, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

COUNTERPOINT SELECT FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 544-2737.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 544-2737 to request individual copies of these documents.  Once the Funds receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

COUNTERPOINT SELECT FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not a part of the Semi-Annual Report.

Advisor
JURIKA, MILLS & KEIFER, LLC
2101 Webster Street, Suite 1550
Oakland, California  94612

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Counterpoint Select
Symbol – CPFSX
CUSIP – 742935364

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     March 5, 2010
By (Signature and Title)      /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     March 5, 2010
* Print the name and title of each signing officer under his or her signature.